UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

December 8, 2016

Date of report (Date of earliest event reported)

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

Effective as of December 8, 2016, Renasant Bank, the wholly-owned subsidiary of Renasant Corporation (the “Company”), entered into a termination agreement with the Federal Deposit Insurance Corporation (the “FDIC”) providing for the early termination of each of Renasant Bank’s loss share agreements with the FDIC. The loss share agreements were related to Renasant Bank’s acquisition of assets and assumption of liabilities of two failed banks through FDIC-assisted transactions in 2010 and 2011. Also included in the termination agreement were two FDIC loss share agreements Renasant Bank assumed as a result of its 2015 acquisition of Heritage Financial Group, Inc.

Under the termination agreement, Renasant Bank made a payment of approximately $4.8 million to the FDIC as consideration for the early termination of the loss share agreements. All rights and obligations of Renasant Bank and the FDIC under the loss share agreements have been eliminated under the termination agreement.

The foregoing description of the termination agreement is not complete and is qualified in its entirety by reference to the agreement itself, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On December 8, 2016, the Company issued a press releasing announcing Renasant Bank’s entry into the termination agreement with the FDIC. A copy of such press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
10.1
Termination Agreement among the Federal Deposit Insurance Corporation, in its capacity as receiver of each of Crescent Bank & Trust Company, Jasper, Georgia, American Trust Bank, Roswell, Georgia, Citizens Bank of Effingham, Springfield, Georgia, and First Southern National Bank, Statesboro, Georgia, the Federal Deposit Insurance Corporation and Renasant Bank dated as of December 8, 2016

99.1	Press release dated December 8, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: December 8, 2016	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1
Termination Agreement among the Federal Deposit Insurance Corporation, in its capacity as receiver of each of Crescent Bank & Trust Company, Jasper, Georgia, American Trust Bank, Roswell, Georgia, Citizens Bank of Effingham, Springfield, Georgia, and First Southern National Bank, Statesboro, Georgia, the Federal Deposit Insurance Corporation and Renasant Bank dated as of December 8, 2016

99.1	Press release dated December 8, 2016